CINERGY CORP.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
For the Periods Ended March 31, 2003
(unaudited)
(in thousands, except per share amounts)

                                                    Quarter Ended
                                              2003                2002



Operating Revenues
  Electric                                  $836,883            $779,376
  Gas                                        398,913             190,064
  Other                                       45,986              16,937
                                         ----------------    ----------------
                                           1,281,782             986,377

Operating Expenses
  Fuel used in electric production           240,279             204,122
  Gas purchased                              235,995             109,880
  Purchased and exchanged power               39,204              25,168
  Other operation                            269,052             206,111
  Maintenance                                 57,609              56,467
  Depreciation                               106,023              98,566
  Taxes other than income taxes               77,749              72,422
                                         ----------------    ----------------
                                           1,025,911             772,736


Operating Income                             255,871             213,641

Other Income and (Expenses) - Net
  Allowance for equity funds used during
     construction                              3,579               2,850
  Equity in earnings of unconsolidated
     subsidiaries                                592               4,689
  Other - net                                  4,796              (4,159)
                                         ----------------    ----------------
                                               8,967               3,380


Interest and Other Charges
  Interest on long-term debt                  64,776              59,167
  Other interest                               1,918               6,641
  Allowance for borrowed funds used
     during construction                      (6,130)             (4,585)
                                         ----------------    ----------------
                                              60,564              61,223


Preferred Trust
  Preferred dividend requirement
     of subsidiary trust                       5,970               5,913


Income Before Taxes                          198,304             149,885

  Income Taxes                                57,823              53,777
  Preferred dividend requirements
     of subsidiaries                             858                 858
                                         ----------------    ----------------


Income Before Discontinued Operations
  and Cumulative Effect of a Change
  in Accounting Principles                  $139,623             $95,250
      Discontinued Operations,
         net of tax                              -                   478
      Cumulative Effect of a Change
         in Accounting Principles,
         net of tax                           26,462             (10,899)
                                         ----------------    ----------------
Net Income                                  $166,085             $84,829

  Other comprehensive income, net of tax         787              (2,259)
                                         ----------------    ----------------
Comprehensive Income                        $166,872             $82,570


Average Common Shares Outstanding            173,387             164,295

Earnings Per Common Share
  Income Before Discontinued Operations
  and Cumulative Effect of a Change in
  Accounting Principles                        $0.81               $0.58
     Discontinued Operations, net of tax           -                   -
     Cumulative Effect of a Change in
     Accounting Principles, net of tax          0.15               (0.06)
                                           ----------------    ----------------
  Net Income                                   $0.96               $0.52


Earnings Per Common Share - Assuming Dilution
  Income Before Discontinued Operations
     and Cumulative Effect of a Change in
     Accounting Principles                     $0.80               $0.58
  Discontinued Operations, net of tax           -                   -
  Cumulative Effect of a Change in
     Accounting Principles, net of tax          0.15               (0.06)
                                           ----------------    ----------------
  Net Income                                   $0.95               $0.52


Dividends Declared Per Common Share             $0.46              $0.45

Note: Prior year's data has been reclassified to conform with current year's presentation.






CINERGY CORP.
CONSOLIDATED BALANCE SHEETS
(unaudited) (in thousands)

                                           March 31             December 31
                                             2003                   2002
                                      ------------------     -----------------


ASSETS
Current Assets
 Cash and temporary cash investments        $259,159            $221,083
     Restricted deposits                       8,221               8,116
     Notes receivable                         96,884             135,873
     Accounts receivable less accumulated
        provision for doubtful accounts of
        $12,881 at March 31, 2003, and
        $16,374 at December 31, 2002       1,383,244           1,292,410
     Materials, supplies and fuel
        - at average cost                    245,061             319,456
     Prepayments and other                   108,367             118,208
     Energy risk management current assets   439,358             464,028
                                       ------------------     -----------------
          Total current assets             2,540,294           2,559,174


Property, Plant, and Equipment - at Cost
     Utility plant in service              9,100,552           8,641,351
     Construction work in progress           508,021             469,300
                                       ------------------     -----------------
          Total utility plant              9,608,573           9,110,651

     Non-regulated property, plant,
        and equipment                      4,355,409           4,704,904
     Accumulated depreciation              5,184,319           5,166,881
                                       ------------------     -----------------
Net property, plant, and equipment         8,779,663           8,648,674

Other Assets
     Regulatory assets                     1,016,477           1,022,696
     Investments in unconsolidated
        subsidiaries                         427,378             417,188
     Energy risk management
        non-current assets                    92,631             162,773
     Other investments                       165,130             163,851
     Other                                   394,645             331,552
                                        ------------------     -----------------
          Total other assets               2,096,261           2,098,060


Assets of Discontinued Operations              1,916               1,120

               Total Assets              $13,418,134         $13,307,028


LIABILITIES AND EQUITY
Current Liabilities
     Accounts payable                     $1,455,370          $1,321,968
     Accrued taxes                           235,646             254,823
     Accrued interest                         60,328              64,340
     Notes payable and other
        short-term obligations               327,616             667,973
     Long-term debt due within one year      318,949             191,454
     Energy risk management current
        liabilities                          434,111             407,710
     Other                                    91,450             108,056
                                       ------------------     -----------------
          Total current liabilities        2,923,470           3,016,324


Non-current Liabilities
     Long-term debt                        3,977,024           4,080,768
     Deferred income taxes                 1,507,089           1,471,872
     Unamortized investment tax credits      115,792             118,095
     Accrued pension and other
        post-retirement benefit costs        642,121             626,167
     Energy risk management
        non-current liabilities               84,805             143,991
     Other                                   213,643             183,613
                                       ------------------     -----------------
          Total non-current liabilities    6,540,474           6,624,506


Liabilities of Discontinued Operations         1,831               1,707

          Total Liabilities                9,465,775           9,642,537

Preferred Trust Securities
     Company obligated mandatorily
        redeemable preferred trust securities
        of subsidiary holding solely debt
        securities of the company            308,702             308,187

Cumulative Preferred Stock of Subsidiaries
     Not subject to mandatory redemption      62,828              62,828

Common Stock Equity
     Common stock - $0.01 par value;
       authorized shares - 600,000,000;
       outstanding shares - 175,876,919
          at March 31, 2003, and 168,663,115
          at December 31, 2002                 1,759               1,687
     Paid-in capital                       2,116,222           1,918,136
     Retained earnings                     1,491,861           1,403,453
     Accumulated other comprehensive income  (29,013)            (29,800)
                                       ------------------     -----------------
          Total common stock equity        3,580,829           3,293,476


         Total Liabilities and Equity    $13,418,134         $13,307,028